                                                                   EXHIBIT 10.13

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        PLEASE COMPLETE PAGES 8, 9 AND 10 AND RETURN TWO COPIES OF THIS
              AGREEMENT TO THE COMPANY TOGETHER WITH YOUR CHECK.
      ------------------------------------------------------------------


                                HYBRID FAX, INC.

                   Subscription and Stock Purchase Agreement


TO:  Hybrid Fax, Inc.
     978 Hamilton Court
     Menlo Park CA 94025
     Attn: President

Gentlemen:

     The undersigned has received the Confidential Private Placement Memorandum dated July 17, 1989 (the "Memorandum") offering a minimum of 200,000 and a maximum of 400,000 shares of Series B Preferred Stock ("Preferred Stock") of Hybrid Fax, Inc., a Delaware corporation ("Company"), with a minimum investment being $10,000 (except with respect to current holders of the Company's Series A Preferred Stock and officers of the Company) and additional investment being available in increments of $10,000. The offering, as set forth in the Memorandum, has been extended and increased to a maximum of 550,000 shares of Preferred Stock. The offering was initially closed in August 1989 with the issuance of 219,838 shares of Preferred Stock. Since such closing, additional shares of Preferred Stock have continued to be offered to a current shareholders and a select group of qualified offerees. The undersigned acknowledges the receipt with this Subscription and Stock Purchase Agreement of (i) the Memorandum complete with appendices, (ii) the quarterly report of the Company dated November 6, 1989 complete with financial statements and (iii) Supplement No. 1 to the Memorandum offering a maximum of 550,000 shares of Preferred Stock to be sold in this revised offering. The foregoing documents, together with any material delivered by the Company therewith, are herein referred to as the "Offering Documents".

     The undersigned ("Purchaser") hereby subscribes for, and agrees to purchase, one share of Preferred Stock for each $1.00 of the amount of investment set forth in the space provided on the signature page below. The undersigned hereby tenders this Subscription and Stock Purchase Agreement (the "Agreement") with a check in the amount of the aggregate subscription amount payable to the order of "Hybrid Fax, Inc."

     Purchaser understands that, upon receipt and acceptance of this subscription by the Company, the check tendered as payment for the subscription amount for the Preferred Stock will be negotiated by the Company since subscriptions aggregating at least $200,000 in whole have been received and accepted by the Company.

     This subscription shall be irrevocable and shall survive death, disability, dissolution, liquidation or bankruptcy of Purchaser, subject, however, to all of the terms and provisions contained in the Offering Documents and the closing conditions set forth herein. The Company shall have the right to accept or reject this subscription, in whole or in part, and this subscription shall be deemed to be accepted by the Company only by execution of this Agreement.

     All capitalized terms used but not defined herein shall have the same meaning as defined in the Memorandum.

     If Purchaser is a beneficial holder of Series A Preferred Stock, Purchaser hereby consents to the creation of a series of Preferred Stock in accordance with the Memorandum.

     Purchaser represents the following to the Company:

          (a) Purchaser has full power and authority to enter into this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a legal, valid and binding obligation of such Purchaser, enforceable against the purchaser in accordance with its terms.

          (b) Purchaser recognizes that an investment in the Company is a speculative investment involving a high degree of risk.

          (c) Purchaser has adequate net worth and means of providing for current needs and possible personal contingencies, and has no need, and anticipates no need in the foreseeable future, to sell the Preferred Stock (or the Common Stock issuable upon conversion) for which such Purchaser hereby subscribes. Purchaser is able to bear the economic risk of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Preferred Stock (and the Common Stock issuable upon conversion)for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

          (d) Purchaser is acquiring the Preferred Stock for his own account for investment and not for the benefit of any other person or with a view toward resale or redistribution in a manner which would require registration under the 1933 Act, and such Purchaser does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause such Purchaser to sell the Preferred Stock (or the Common Stock issuable upon conversion).

          (e) Purchaser acknowledges that there are substantial restrictions on the transferability of the Preferred Stock (and the Common Stock issuable upon the conversion thereof).

Since the Preferred Stock (and the Common Stock issuable upon conversion thereof) will not be, and, except as provided in this Agreement, the Purchaser has no right to require that they be, registered under the 1933 Act or qualified pursuant to applicable state securities law, the Preferred Stock (and the Common Stock issuable upon conversion thereof) may not be, and Purchaser agrees that they shall not be, sold unless such sale is exempt from such registration under the 1933 Act, the Securities Act of Texas and any other applicable state blue sky law or regulation. Each Purchaser further acknowledges that the Company is under no obligation to aid me in obtaining any exemption from the registration requirements. Purchaser acknowledges that Purchaser shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.

          Upon issuance of the Preferred Stock to Purchaser pursuant hereto, the Company agrees that Purchaser shall have the following registration rights with respect to such shares of Preferred Stock purchased hereunder (and the Common Stock issuable upon conversion thereof):

          1.   Requested Registration.
               ----------------------

          (a)  Request for Registration. In case the Company shall receive from
               ------------------------
Holders of 50% of the issued or issuable Registrable Securities (the "Initiating Holders") a written request that the Company effect a registration under the Securities Act of 1933, as amended (the "Securities Act") with respect to not less than a number of shares (as adjusted for recapitalizations) of Registrable Securities, sufficient (when aggregated with the offering of other holders who have similar registration rights who have so requested registration) so that the net proceeds of a proposed offering of such shares would be reasonably estimated to exceed $3,000,000, the Company will (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1:

          (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (B) Prior to the earlier of (i) December 31, 1992, or (ii) six months after the effective date of the Company's first registered public offering of its stock;

          (C) If the Company receives an opinion of counsel, reasonably satisfactory to a majority of the requesting Holders, to the effect that the Holders can make open market sales of the outstanding Common Stock held by them without registration, subject to the volume and manner of sale limitations contained in Rule 144 promulgated by the Securities and Exchange Commission or such similar exemption from registration requirements of the Act;

          (D) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (E) After the Company has effected one such registration pursuant to this paragraph 1(a), and such registrations have been declared or ordered effective; or

          (F) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, in which case the Company's obligation to use its best efforts to register, qualify or comply under this Section 6.1 shall be deferred for a period not to exceed 120 days from the date of receipt of the written request from the Initiating Holders.

     Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

          (b)  Underwriting.  In the event that a registration pursuant to this
               ------------
Section 1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited as provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 1, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders participating and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

          If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

          2.   Optional Registrations.  If at any time or times the Company
               ----------------------
shall determine to register any of its securities (for itself or for any other securities holder of the Company) under the Securities Act or any successor legislation (other than a registration relating to stock option plans, employee benefit plans or a Rule 145 transaction), and in connection therewith the Company may lawfully register its Common Stock, the Company will promptly give written notice thereof to the then holders (the "Holders") of all issued or issuable Registrable Securities (as hereinafter defined) and will use its best efforts to include in such registration and to effect the registration under the Securities Act of all Registrable Securities which such Holders may request in writing delivered to the Company within 15 days after receipt by such Holder of the notice given by the Company; provided, however, if the managing underwriter for the Company advises the Company in writing that including all or part of the Registrable Shares in such offering will adversely affect the marketing of the proposed offering, then, in connection with any such underwritten offering by the Company of any of its securities, such registration of Registrable Securities shall be limited to not less than 10% of the total number of shares to be sold in the case of an initial public offering of the Company's securities, and 20% of the total number of shares to be sold in the case of a subsequent offering; further provided, however, that such limited number of shares of Common Stock in such offering, which shares shall be taken from those owned (or obtainable upon the exercise of rights with respect to other securities) by a group of holders requesting registration consisting of the Holders and other holders having similar registration rights to those of the Holders, and such limitation shall be imposed upon the Holders and such other holders pro rata on the basis of the total number of (i) shares of Registrable Securities owned by the requesting Holders and (ii) shares of Common Stock owned, or obtainable by them upon the exercise of rights with respect to other securities, by such other requesting holders. In the event of such a limitation, shares of persons not having similar registration rights will not be included in such registration. The Company shall have the right to select the managing underwriter or underwriters for any underwritten offering made pursuant to a registration under this Section 2 hereof.

          3.   Registrable Securities. For the purposes of these provisions, the
               ----------------------
term "Registrable Securities" shall mean (i) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock of the Company and the Preferred Stock (the "Conversion Stock"), (ii) the Common Stock issued or issuable upon exercise of the Company's outstanding Common Stock Purchase Warrants, of which warrants to purchase 75,009 shares are outstanding and (iii) any Common Stock issued or issuable with respect to the Common Stock described in clauses (i) or
(ii) by way of a stock dividend or stock split.

          4.   Expenses of Registration.
               -------------------------

          (a) All expenses of the registration and offering incurred in connection with (i) one registration pursuant to Section 1, and (ii) one registration pursuant to Section 2, shall be borne by the Company, except that the Holders shall bear underwriting commissions and discounts attributable to their Registrable Securities being registered and the fees and expenses of separate counsel, if any, for such Holders. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata. If the Company includes in such registration any securities to be offered by it, all expenses shall be borne by the Company,

          (b) A proportionate share of the expenses of the registration and offering incurred in connection with any registration pursuant to Section 2 after the first registration thereunder, shall be borne pro rata by the Holder or Holders requesting the registration on the basis of the ratio of the number of their shares so registered to the total number of shares included in such registration.

          5.   Transfer of Registration Rights.  The rights to cause the Company
               -------------------------------
to register securities granted Purchasers under Sections 1 and 2 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Purchaser provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 5,000 shares of the Registrable Securities (appropriately adjusted for Recapitalizations).

          6.   Standoff Agreement. The Holders shall, if requested by the
               ------------------
managing underwriter or underwriters of any proposed firm underwritten offering of securities by the Company, agree not to sell any of their Registrable Securities or any other securities of the Company owned by such Holders in any transaction other than pursuant to such underwritten offering for a period of up to 90 days beginning on the effective date of the registration statement, provided that the Company's officers and directors and each holder of 10% or more of the Company's issued and outstanding Common Stock also agree to such limitations. The Holders shall upon request execute a written agreement confirming and agreeing as to the foregoing.

          7.   Registration Indemnification. In the event of any Registration
               ----------------------------
under the Act pursuant to these provisions of Registrable Securities of any Holder, the Company will hold harmless such Holder and each underwriter of such securities and each other person, if any, who controls such Holder or such underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Holder or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto on the effective date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Holder and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or any preliminary prospectus or final prospectus or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder or such underwriter specifically for use in the preparation thereof.

          It shall be a condition precedent to the obligation of the Company to include in any registration statement any Registrable Securities then held by a Holder that the Company shall have received an undertaking satisfactory to it and its counsel from each Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Act, with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through an instrument duly executed by the Holder specifically for use in the preparation of such registration statement, preliminary prospectus or final prospectus or such amendment or supplement thereto.

          Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of these provisions, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof.

                         PLEASE COMPLETE THE FOLLOWING

The undersigned hereby represents and warrants to the Company that the answers to the following questions are true and correct and that the Company may rely on such answers in deciding whether to accept this subscription.

     1. The undersigned subscriber is [ ] a natural person, [ ] a trust, [ ] a corporation, [ ] a partnership, [ ] other (please specify)____________
          ______________________.

     2.   State principal occupation or business: _____________________________.

     3. Please state educational background (schools, degrees, majors) of person executing this Agreement:
          ______________________________________________________________________
          _____________________________________________________________________.

     4.   In the last five years, the subscriber has invested in:
               (check whichever statement is applicable)

          [ ]   venture capital private placements;

          [ ]   oil and gas or real estate private placements; or

          [ ]   other business investments:_____________________________________
          ______________________________________________________________________
          _____________________________________________________________________.
                    (briefly describe type of investments)

     5.   Complete if subscriber is a trust, corporation or partnership:
          The subscriber entity was not formed for the specific purpose of investing in this offering and has net assets of:
                   (check whichever statement is applicable)

          [ ]   less than or equal to $5,000,000; or

          [ ]   more than $5,000,000.

     6.   Complete if subscriber is a natural person:
          I have a net worth (with my spouse and including home, furnishings and automobiles) of:
                   (check whichever statement is applicable)

          [ ]   less than or equal to $1,000,000; or

          [ ]   more than $1,000,000.

     7.   Complete if subscriber is a natural person:
          My investment in the Company [ ] is [ ] is not more than 10% of my net worth (including home, furnishing and automobiles).

     8.   Complete if subscriber is a natural person:
          I had an individual income* in each of the last two years of:
               (check whichever statement is applicable)

          [ ]   less than $200,000; or

          [ ]   more than $200,000.

     9.   Complete if subscriber is a natural person:
          I reasonably expect to have an individual income* in the current year of:
               (check whichever statement is applicable)

          [ ]   less than $200,000; or

          [ ]   more than $200,000.

--------------------------------------------------------------------------------
 * Individual income is calculated for any year as follows: (i) individual adjusted gross income (as reported on Subscriber's federal income tax return), plus (ii) any deductions for long-term capital gain under Section 1202 of the Internal Revenue Code of 1954 (the "Code"), plus (iii) any deductions for depletion under Sections 611 et seq. of the Code, plus (iv) any exclusion for interest under Section 103 of the Code, plus (v) any losses of a limited partnership allocated to Subscriber (as a limited partner) as reported on Schedule E of Form 1040.
--------------------------------------------------------------------------------

    10.   Complete if subscriber is a natural person and married:
          I had joint income* with my spouse in each of the last two years of:
               (check whichever statement is applicable)

          [ ]  less than or equal to $300,000; or

          [ ]  more than $300,000.

--------------------------------------------------------------------------------
 * Joint income is calculated for any year as follows: (i) adjusted gross income (as reported on Subscriber's and his or her spouse's federal income tax return), plus (ii) any deductions for long-term capital gain under Section 1202 of the Internal Revenue Code of 1964 (the "Code"), plus (iii) any deductions for depletion under Sections 611 et seq. of the Code, plus (iv) any exclusion for interest under Section 103 of the Code, plus (v) any losses of a limited partnership allocated to Subscriber and his or her spouse (as a limited partner) as reported on Schedule E of Form 1040.
--------------------------------------------------------------------------------

     11.  Complete if subscriber is a natural person and married:
          I reasonably expect to have joint income* with my spouse and joint income in the current year of:
               (check whichever statement is applicable)

          [ ]  less than or equal to $300,000; or

          [ ]  more than $300,000.

--------------------------------------------------------------------------------
 * Joint income is calculated for any year as follows: (i) adjusted gross income (as reported on Subscriber's and his or her spouse's federal income tax return), plus (ii) any deductions for long-term capital gain under Section 1202 of the Internal Revenue Code of 1954 (the "Code"), plus (iii) any deductions for depletion under Sections 611 et seq. of the Code, plus (iv) any exclusion for interest under Section 103 of the Code, plus (v) any losses of a limited partnership allocated to Subscriber and his or her spouse (as a limited partner) as reported on Schedule E of Form 1040.
--------------------------------------------------------------------------------


PLEASE SIGN, DATE AND FURNISH THE BOXED INFORMATION

     IN WITNESS WHEREOF, the undersigned has executed this Subscription and Stock Purchase Agreement as of this 12th day of December, 1989.

-----------------------------------------   ---------------------------------
SUBSCRIBER'S NAME AND MAILING ADDRESS:      SUBSCRIBER'S RESIDENCE ADDRESS:


-----------------------------------------   ---------------------------------
                 (Name)                                  (Street)


-----------------------------------------   ---------------------------------
                (Street)                    (City)       (State)      (Zip)

                                            SUBSCRIBER'S SOCIAL SECURITY OR
-----------------------------------------   TAX IDENTIFICATION NUMBER:
(City)          (State)       (Zip)
                                            ---------------------------------

-----------------------------------------   ---------------------------------


AMOUNT OF INVESTMENT:                       ---------------------------------
                                                   SIGNATURE OF SUBSCRIBER
$                                           TITLE, IF SIGNING ON BEHALF OF AN
------------------------                    ENTITY:
-----------------------------------------
                                            ---------------------------------

ACCEPTED this _________ day of December, 1989.


                                  HYBRID FAX, INC.

                                  By:_______________________________
                                              President